THE LAZARD FUNDS, INC.

                   Supplement to Prospectus dated May 1, 2001



The following supplements the information in the "Principal Portfolio Managers" section:

Herbert W. Gullquist and Patrick M. Mullin are the principal persons who are primarily responsible for the day-to-day management of the assets of Small Cap Portfolio.


The following replaces information on the redemption fee under "How to Sell Shares-General" and "How to Sell Shares-Redemption Fee":

          Each Portfolio will impose a redemption fee equal to 1.00% of the net asset value of Fund shares acquired by purchase or exchange on or after April 21, 2002 and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. In addition, no redemption fee will be charged on the redemption or exchange of shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by Lazard. The redemption fee may be waived, modified or terminated at any time, or from time to time.


March 13, 2002

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                             THE LAZARD FUNDS, INC.

       Supplement to Statement of Additional Information dated May 1, 2001



The following replaces the information under the headings "How to Buy and How to Sell Shares--Authorized Brokers, Redemption Fee":

               SERVICE AGENTS. The Fund has authorized one or more brokers and other financial intermediaries ("Service Agents") to accept on its behalf purchase and redemption orders. Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when a Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the respective Portfolio's net asset value next computed after such orders are accepted by a Service Agent or its authorized designee. Service Agents may charge their clients fees which would not apply to shares purchased through Lazard.

               REDEMPTION FEE. Each Portfolio will impose a redemption fee equal to 1.00% of the net asset value of Fund shares acquired by purchase or exchange on or after April 21, 2002 and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. In addition, no redemption fee will be charged on the redemption or exchange of shares purchased through certain omnibus account and other service arrangements established by Service Agents and approved by Lazard. The redemption fee may be waived, modified or terminated at any time, or from time to time.


March 13, 2002